VAN KAMPEN LIFE INVESTMENT TRUST
COMSTOCK PORTFOLIO


A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 131,856.579 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 131,856.579 shares were voted in the affirmative and no shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 131,856.579 shares were voted in the affirmative and no shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 131,856.579 shares were voted in the affirmative an no shares were withheld. With regard to the election of Mitchell
M. Merin, as elected trustee by the shareholders of the Portfolio, 131,856.579 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 131,856.579 shares were voted in the affirmative and no shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 131,856.579 shares were voted in the affirmative and no shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 131,856.579 shares were voted in the affirmative and no shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 131,856.579 shares were voted in the affirmative and no shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 131,856.579 shares were voted in the affirmative and no shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 131,856.579 shares were voted in the affirmative and no shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 131,856.579 shares were voted in the affirmative and no shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 131,856.579 shares were voted in the affirmative and no shares were voted against the proposal and no shares abstained from voting.

VAN KAMPEN LIFE INVESTMENT TRUST
STRATEGIC STOCK PORTFOLIO


A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 2,384,515.922 shares were voted in the affirmative and 46,820.222 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 2,383,626.541 shares were voted in the affirmative and 47,709.603 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 2,384,515.922 shares were voted in the affirmative and 46,820.222 shares were withheld. With regard to the election of
R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 2,384,515.922 shares were voted in the affirmative an no shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 2,384,515.922 shares were voted in the affirmative and 46,820.222 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 2,384,515.922 shares were voted in the affirmative and 46,820.222 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 2,384,515.922 shares were voted in the affirmative and 46,820.222 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 2,369,103.790 shares were voted in the affirmative and 62,232.354 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 2,384,515.922 shares were voted in the affirmative and 46,820.222 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 2,384,515.922 shares were voted in the affirmative and 46,820.222 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 2,384,515.922 shares were voted in the affirmative and 46,820.222 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 2,367,029.097 shares were voted in the affirmative and 64,307.047 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 2,336,096.860 shares were voted in the affirmative and 3,575.378 shares were voted against the proposal and 91,663.906 shares abstained from voting.

VAN KAMPEN LIFE INVESTMENT TRUST
REAL ESTATE PORTFOLIO


A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 11,259,745.724 shares were voted in the affirmative and 433,768.768 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 11,278,497.504 shares were voted in the affirmative and 415,016.988 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio,11,277,187.820 shares were voted in the affirmative and 416,326.672 shares were withheld. With regard to the election of
R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 11,286,222.371 shares were voted in the affirmative and 407,292.121 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 11,280,601.592 shares were voted in the affirmative and 412,912.900 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 11,282,243.664 shares were voted in the affirmative and 411,270.828 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 11,279,132.370 shares were voted in the affirmative and 414,382.122 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 11,285,268.534 shares were voted in the affirmative and 408,245.958 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 11,252,848.885 shares were voted in the affirmative and 440,665.607 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 11,281,552.266 shares were voted in the affirmative and 411,962.226 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 11,275,764.965 shares were voted in the affirmative and 417,749.527 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 11,279,374.900 shares were voted in the affirmative and 414,139.592 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 11,239,458.421 shares were voted in the affirmative and 136,984.969 shares were voted against the proposal and 317.071.102 shares abstained from voting.

VAN KAMPEN LIFE INVESTMENT TRUST
MONEY MARKET PORTFOLIO


A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 31,552,250.600 shares were voted in the affirmative and 258,396.380 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 31,541,053.597 shares were voted in the affirmative and 269,593.383 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 31,552,250.600 shares were voted in the affirmative and 258,396.380 shares were withheld. With regard to the election of
R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 31,552,250.600 shares were voted in the affirmative and 258,396.380 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 31,552,250.600 shares were voted in the affirmative and 258,296.380 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 31,552,250.600 shares were voted in the affirmative and 258,396.380 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 31,552,250.600 shares were voted in the affirmative and 258,396,380 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 31,552,250.600 shares were voted in the affirmative and 258,396.380 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 31,552,250.600 shares were voted in the affirmative and 258,396.380 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 31,516,757.600 shares were voted in the affirmative and 293,889.380 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 31,541,053.597 shares were voted in the affirmative and 269,593.383 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 31,552,250.600 shares were voted in the affirmative and 258,396.380 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 30,745,838.313 shares were voted in the affirmative and 229,694.267 shares were voted against the proposal and 835,114.400 shares abstained from voting.

VAN KAMPEN LIFE INVESTMENT TRUST
GROWTH AND INCOME PORTFOLIO


A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 3,126,035.514 shares were voted in the affirmative and 10,150.788 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 3,126,035.514 shares were voted in the affirmative and 10,150.788 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 3,126,035.514 shares were voted in the affirmative and 10,150.788 shares were withheld. With regard to the election of
R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 3,126,035.514 shares were voted in the affirmative and 10,150.788 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 3,126,035.514 shares were voted in the affirmative and 10,150.788 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 3,126,035.514 shares were voted in the affirmative and 10,150.788 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 3,121,116.966 shares were voted in the affirmative and 15,069.336 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 3,123,611.678 shares were voted in the affirmative and 12,574.624 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 3,123,611.678 shares were voted in the affirmative and 12,574.624 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 3,121,116.966 shares were voted in the affirmative and 15,069.336 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 3,120,772.407 shares were voted in the affirmative and 15,413.895 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 3,123,129.062 shares were voted in the affirmative and 13,057.240 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 3,071,899.906 shares were voted in the affirmative and 14,755.595 shares were voted against the proposal and 49,530.801 shares abstained from voting.

VAN KAMPEN LIFE INVESTMENT TRUST
GOVERNMENT PORTFOLIO


A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 6,098,585.406 shares were voted in the affirmative and 79,427.428 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 6,098,585.406 shares were voted in the affirmative and 79,427.428 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 6,098,585.406 shares were voted in the affirmative and 79,427.428 shares were withheld. With regard to the election of
R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 6,098,585.406 shares were voted in the affirmative and 79,427.428 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 6,098,585.406 shares were voted in the affirmative and 79,427,428 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 6,098,585.406 shares were voted in the affirmative and 79,427.428 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 6,098,585.406 shares were voted in the affirmative and 79,427.428 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 6,096,731.745 shares were voted in the affirmative and 81,281.089 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 6,096,051.513 shares were voted in the affirmative and 81,961.321 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 6,098,585.406 shares were voted in the affirmative and 79,427.428 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 6,098,585.406 shares were voted in the affirmative and 79,427.428 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 6,098,585.406 shares were voted in the affirmative and 79,427.428 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 5,916,420.062 shares were voted in the affirmative and 23,045.331 shares were voted against the proposal and 238,547.441 shares abstained from voting.

VAN KAMPEN LIFE INVESTMENT TRUST
GLOBAL EQUITY PORTFOLIO


A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 231,131.435 shares were voted in the affirmative and 7,337.202 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 231,131.435 shares were voted in the affirmative and 7,337.202 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 231,131.435 shares were voted in the affirmative and 7,337.202 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 231,131.435 shares were voted in the affirmative and 7,337.202 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 231,131.435 shares were voted in the affirmative and 7,337.202 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 231,131.435 shares were voted in the affirmative and 7,337.202 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 231,131.435 shares were voted in the affirmative and 7,337.202 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 231,131.435 shares were voted in the affirmative and 7,337.202 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 231,131.435 shares were voted in the affirmative and 7,337.202 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 231,131.435 shares were voted in the affirmative and 7,337.202 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 231,131.435 shares were voted in the affirmative and 7,337.202 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 231,131.435 shares were voted in the affirmative and 7,337.202 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 238,468.637 shares were voted in the affirmative and no shares were voted against the proposal and no shares abstained from voting.

VAN KAMPEN LIFE INVESTMENT TRUST
ENTERPRISE PORTFOLIO


A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 6,226,234.655 shares were voted in the affirmative and 114,269.021 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 6,221,331.573 shares were voted in the affirmative and 119,172.103 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 6,226,234.655 shares were voted in the affirmative and 114,269.021 shares were withheld. With regard to the election of
R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 6,225,716.916 shares were voted in the affirmative and 114,786.760 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 6,225,716.916 shares were voted in the affirmative and 114,786.760 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 6,225,716.916 shares were voted in the affirmative and 114,786.760 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 6,224,582.405 shares were voted in the affirmative and 115,921.271 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 6,226,234.655 shares were voted in the affirmative and 114,269.021 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 6,211,046.854 shares were voted in the affirmative and 129,456.822 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 6,255,151.654 shares were voted in the affirmative and 115,352,022 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 6,221,331.573 shares were voted in the affirmative and 119,172.103 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 6,227,436.111 shares were voted in the affirmative and 113,067.565 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 6,147,253.902 shares were voted in the affirmative and 14,459.289 shares were voted against the proposal and 178,790.485 shares abstained from voting.

VAN KAMPEN LIFE INVESTMENT TRUST
EMERGING GROWTH PORTFOLIO


A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 3,775,179.529 shares were voted in the affirmative and 79,095.942 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 3,775,363.054 shares were voted in the affirmative and 78,912.417 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 3,775,863.090 shares were voted in the affirmative and 78,412.381 shares were withheld. With regard to the election of
R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 3,775,863.090 shares were voted in the affirmative and 78,412.381 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 3,774,842.184 shares were voted in the affirmative and 79,4333.287 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 3,775,863.090 shares were voted in the affirmative and 78,412.381 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 3,774,842.184 shares were voted in the affirmative and 79,433.287 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 3,776,863.090 shares were voted in the affirmative and 78,412.381 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 3,759,563.872 shares were voted in the affirmative and 94,711.599 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 3,775,863.090 shares were voted in the affirmative and 78,412.381 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 3,775,863.090 shares were voted in the affirmative and 78,412.381 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 3,775,456.031 shares were voted in the affirmative and 78,819.440 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 3,780,401.269 shares were voted in the affirmative and 15,307.607 shares were voted against the proposal and 58,566.595 shares abstained from voting.

VAN KAMPEN LIFE INVESTMENT TRUST
DOMESTIC INCOME PORTFOLIO


A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 2,096,776.741 shares were voted in the affirmative and 15,842.669 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 2,099,417.925 shares were voted in the affirmative and 13,201.485 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 2,100,851.879 shares were voted in the affirmative and 11,767.531 shares were withheld. With regard to the election of
R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 2,100,851.879 shares were voted in the affirmative and 11,767.531 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 2,100,851.879 shares were voted in the affirmative and 11,767.531 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 2,051,777.349 shares were voted in the affirmative and 60,842.061 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 2,100,851.879 shares were voted in the affirmative and 11,767.531 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 2,100,851.879 shares were voted in the affirmative and 11,767.531 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 2,051,777.349 shares were voted in the affirmative and 60,842.061 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 2,051,777.349 shares were voted in the affirmative and 60,842.061 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 2,099,417.925 shares were voted in the affirmative and 13,201.485 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 2,100,431.354 shares were voted in the affirmative and 12,188.056 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 2,043,758.837 shares were voted in the affirmative and 25,447.164 shares were voted against the proposal and 43,413.409 shares abstained from voting.

VAN KAMPEN LIFE INVESTMENT TRUST
ASSET ALLOCATION PORTFOLIO


A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCooper, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 4,380,131.029 shares were voted in the affirmative and 50,466.827 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 4,380,131.029 shares were voted in the affirmative and 50,466.827 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 4,380,131.029 shares were voted in the affirmative and 50,466.827 shares were withheld. With regard to the election of
R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 4,380,131.029 shares were voted in the affirmative and 50,466.827 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 4,380,131.029 shares were voted in the affirmative and 50,466.827 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 4,380,131.029 shares were voted in the affirmative and 50,466.827 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 4,378,083.016 shares were voted in the affirmative and 52,514.840 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 4,380,131.029 shares were voted in the affirmative and 50,466.827 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 4,380,131.029 shares were voted in the affirmative and 50,466.827 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 4,380,131.029 shares were voted in the affirmative and 50,466.827 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 4,380,131.029 shares were voted in the affirmative and 50,466.827 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 4,380,131.029 shares were voted in the affirmative and 50,466.827 shares were withheld. With regard to the ratification of PricewaterhouseCooper to act as independent public accountants for the Portfolio, 4,364,077.254 shares were voted in the affirmative and 9,579.413 shares were voted against the proposal and 56,941.189 shares abstained from voting.